March 1, 2011 as amended March 31, 2011

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2011, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Advisor Class
FRGVX	FSUAX

Franklin Investors Securities Trust	SUMMARY PROSPECTUS
Franklin Limited Maturity U.S. Government Securities Fund

Investment Goal

A high a level of current income as is consistent with prudent investing, while seeking preservation of shareholders’ capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 119 in the Fund's Prospectus and under “Buying and Selling Shares” on page 64 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Advisor Class
Management fees	0.50%	0.50%
Distribution and service (12b-1) fees	0.10%	None
Other expenses	0.19%	0.19%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.80%	0.70%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 305	$ 475	$ 659	$ 1,193
Advisor Class	$ 72	$ 224	$ 390	$ 871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The Fund invests a substantial portion of its assets in mortgage-backed securities including adjustable rate mortgage securities (ARMs), but the Fund also invests in direct obligations of the U.S. government (such as Treasury bonds, bills and notes) and of its agencies and instrumentalities. All of the Fund’s principal investments are debt securities, including bonds, notes and debentures.

The Fund currently maintains the average dollar-weighted maturity of its fixed-rate portfolio in a range of one to five years. The average dollar-weighted maturity of the Fund will vary with market conditions and the outlook for interest rates.

Mortgage securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. As the underlying mortgage loans are paid off, investors receive periodic principal and interest payments as well as any unscheduled principal prepayments on the underlying mortgage loans. The mortgage securities purchased by the Fund include bonds and notes issued by the Government National Mortgage Association (Ginnie Mae) and U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so. Investors should remember that guarantees of timely prepayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Variable Rate Securities   Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. If the changes in market rates are substantial, the interest rate on a variable rate security may not rest during a single adjustment period. Lifetime limits on resets may also prevent their rates from adjusting to market rates.

During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Mortgage Securities   Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of repayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q4'08	4.46%
Worst Quarter:	Q2'04	-1.76%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2010
	1 Year	5 Years	10 Years
Franklin Limited Maturity U.S. Government Securities Fund - Class A
Return Before Taxes	0.66%	4.16%	3.82%
Return After Taxes on Distributions	-0.24%	2.90%	2.42%
Return After Taxes on Distributions and Sale of Fund Shares	0.38%	2.81%	2.41%
Franklin Limited Maturity U.S. Government Securities Fund - Advisor Class	2.92%	4.73%	4.17%
Barclays Capital U.S. Treasury Index: 1-5 Year Component (index reflects no deduction for fees, expenses or taxes)	3.73%	4.88%	4.50%
Barclays Capital U.S. Treasury Index: 1-3 Year Component (index reflects no deduction for fees, expenses or taxes)	2.40%	4.19%	3.95%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

KENT BURNS, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since 2003.

PAUL VARUNOK   Portfolio Manager of Advisers and portfolio manager of the Fund since 2005.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund's distributions are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Limited Maturity U.S. Government Securities Fund

Investment Company Act file #811-04986
© 2011 Franklin Templeton Investments. All rights reserved.
136 PSUM 03/11	00070376